Subsequent Events	9 Months Ended
Sep. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 19 - Subsequent Events

On October 13, 2025, in connection with the SEPA executed with New Circle on June 18, 2025, the Company issued a purchase notice to sell 30,000 shares of its Common Stock. The purchase price was settled at $2.6172 per share, resulting in total cash proceeds of $78,516..

On October 23, 2025, the Company filed a motion to dismiss several causes of action brought by the terminated founder employee, as disclosed in Note 15, Commitments and Contingencies, and requested that the court dismiss all claims filed against the Company in their entirety.

On October 24, 2025, the Company filed an action for declaratory relief against a former employee who was terminated under the terms of his employment. The filing seeks clarification regarding a dispute over alleged verbal claims related to salary increases and back pay for which no formal contractual agreements exist.

On October 27, 2025, the Company entered into a non-binding term sheet with an investment firm for the issuance of an $8 million secured promissory note with simple interest at 7% and a 24 month maturity from issuance.  The transaction is subject to the execution of a definitive agreement and will include additional terms.